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                                                                    Exhibit 99.1

December 15, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by SpectruMedix Corporation (copy attached), which we understand will be filed with the Commission pursuant to Item 4 of Form 8-K, as part of SpectruMedix Corporation's Current Report on Form 8-K dated December 8, 1999. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


/s/ PricewaterhouseCoopers LLP